MERRILL LYNCH LIFE INSURANCE COMPANY Merrill Lynch Life Variable Annuity Separate Account D Supplement Dated June 1, 2009 to the Prospectus For INVESTOR CHOICE (IRA SERIES) (Dated May 1, 2009)	ML LIFE INSURANCE COMPANY OF NEW YORK ML of New York Variable Annuity Separate Account D Supplement Dated June 1, 2009 to the Prospectus For INVESTOR CHOICE (IRA SERIES) (Dated May 1, 2009)
This supplement describes a change regarding the variable annuity contracts listed above issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.
Effective on or about the close of business July 2, 2009 (“Merger Date”), the Janus Adviser Series will merge into the Janus Investment Fund (the “Trusts”). The funds under the Trusts will also merge as follows:

CURRENT FUNDS		NEW FUNDS
Janus Advisor Forty Fund	Merges into	Janus Forty Fund
Janus Advisor Mid Cap Growth Fund	Merges into	Janus Enterprise Fund
At any time prior to the Merger Date, you may reallocate your contract value from the Janus Advisor Forty Subaccount or the Janus Advisor Mid Cap Growth Fund Subaccount to other subaccounts (subject to your contract provisions). After the Merger Date, you may reallocate your contract value from the Janus Forty Fund Subaccount or the Janus Enterprise Fund Subaccount to other subaccounts (subject to your contract provisions). However, you will not be charged for the transfer if the transfer is made prior to or up to 30 days after the Merger Date. Any such reallocation will not count as a transfer for purposes of any free transfers that you receive each contract year.